UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2012

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey 07677

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of November 27, 2012, Darryl Miller, Chief Operating Officer of I.D. Systems, Inc. (the “Company”), separated from the Company. The terms of his separation are under discussion between Mr. Miller and the Company. Mr. Miller joined the Company in January of 2010 in connection with the Company’s acquisition of Asset Intelligence, LLC, and was appointed Chief Operating Officer as of March 24, 2010. Mr. Miller’s primary responsibilities will be assumed by members of the Company’s senior management team, as the Company plans to eliminate the Chief Operating Officer position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By: /s/ Ned Mavrommatis
Name: Ned Mavrommatis
Title: Chief Financial Officer

Date: December 3, 2012